SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 9, 2004



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




            Texas                       0-4690                   74-2126975
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000



                     _____________________________________

Item 5.  Other Events

     On August 9, 2004, the Company filed a Form 12b-25, Notification of Late Filing, with respect to the filing of its report on Form 10-Q for the quarter ended June 30, 2004. A copy of the Form 12b-25 filing is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


(c) Exhibits

             Exhibit 99.1 * Form 12b-25, Notification of Late Filing, dated August 9, 2004.


             * Filed herewith


As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 8-K, including but not limited to, statements found in
Item 7 - "Financial Statements and Exhibits" relating to matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION



Date: August 9, 2004                    By:    /s/ J. Bruce Boisture
                                           _____________________________________
                                           President and Chief Executive Officer